Exhibit 10.123

CALIFORNIACARE

MEDICAL SERVICES AGREEMENT

This AGREEMENT is effective on January 1, 1997 between BLUE CROSS OF CALIFORNIA and Affiliates (jointly and severally “BLUE CROSS”) and Prospect Medical Group (“PARTICIPATING MEDICAL GROUP”).

I.                                         RECITALS

1.01                 BLUE CROSS is a California Corporation licensed by the California Commissioner of Corporations to operate a health care service plan pursuant to the Knox-Keene Health Care Service Plan Act of 1975 and the Rules of the California Commissioner of Corporations promulgated thereunder (California Health & Safety Code, Sections 1340 to 1399.64 and California Code of Regulations, Sections 1300.43 to 1300.99, collectively, the “Knox-Keene Act”), including without limitation to issue Benefit Agreements covering the provision of health care services and to enter into agreements with PARTICIPATING MEDICAL GROUP.

1.02                 PARTICIPATING MEDICAL GROUP is a Professional Corporation, a legal entity organized under the laws of the State of California and comprised of physicians who desire to provide and arrange for health services to persons who are enrolled in BLUE CROSS’ CALIFORNIACARE programs.

II.                                     DEFINITIONS

2.01                 “Adjusted Per Member Per Month Non-Capitated Expense” means the PARTICIPATING MEDICAL GROUP’s Per Member Per Month Non-Capitated Expense after adjustments for the PARTICIPATING MEDICAL GROUP’s mix of Member age/sex and plan, and the PARTICIPATING MEDICAL GROUP’s stop-loss and regional relativities for use in identifying the PARTICIPATING MEDICAL GROUP’s Non-Capitated Performance Settlement.

2.02                 “Affiliate” means a corporation or other organization owned or controlled, either directly or through parent or subsidiary corporations, by BLUE CROSS, or under common control with BLUE CROSS.

2.03                 “Age/Sex Factors” means the factors used to adjust PARTICIPATING MEDICAL GROUP’s Per Member Per Month Non-Capitated Expenses to account for cost variations attributable to the mix of Member age and sex.

2.04                 “Alternative Birthing Center Services” means services rendered by an Alternative Birthing Center.  Alternative Birthing Center Services include related services such as equipment, surgical and anesthetic supplies, oxygen and drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

2.05                 “Ambulance Services” means transportation services provided by a licensed ambulance company.

2.06                 “Attachment Point” is the point at which no settlement shall be made if the PARTICIPATING MEDICAL GROUP’s Adjusted Per Member Per Month Non-Capitated Expense equals or exceeds that amount.  The Attachment Point is shown in the Non-Capitated Performance Settlement Schedule as set forth in Exhibit F.

2.07                 “Away From Home Care” means urgent care, Away from Home Emergency Care, routine care, and follow-up care as defined in the HMO-USA member’s plan certificate or benefit agreement.

2.08                 “Benefit Agreement(s)” means the written agreement(s) entered into between BLUE CROSS and groups or individuals, under which BLUE CROSS provides, indemnifies, or administers health benefits to persons enrolled in BLUE CROSS programs including, but not limited to, the CALIFORNIACARE programs or the BLUE CROSS PLUS program.  “Benefit Agreement(s)” also mean arrangements established by BLUE CROSS and/or one or more of its Affiliates, or by persons or entities utilizing the BLUE CROSS Managed Care Network pursuant to a contract with BLUE CROSS and/or one or more of its Affiliates.  Subject to the terms hereof, BLUE CROSS and/or one or more of its Affiliates may contract, on PARTICIPATING MEDICAL GROUP’s behalf, with Other Payors wishing to utilize the services of the BLUE CROSS Managed Care Network, incorporating the terms and conditions of this Agreement.

2.09                 “BLUE CROSS Managed Care Network” means the network of health care providers that have entered into contracts with BLUE CROSS and/or one or more of its Affiliates pursuant to which those providers have agreed to participate in the CALIFORNIACARE, BLUE CROSS PLUS and other programs that are to be conducted pursuant to Benefit Agreements.

2.10                 “BLUE CROSS PLUS” means a point of service option benefit plan offered by BLUE CROSS under which enrolled Members may, at the time benefits are selected, elect to receive benefits from either a CALIFORNIACARE provider or another licensed provider.

2.11                 “CALIFORNIACARE” means direct care prepayment plan(s) offered by BLUE CROSS.

2.12                 “CALIFORNIACARE Case Manager” means a CALIFORNIACARE employee charged with assisting PARTICIPATING MEDICAL GROUPs in case management.

2.13                 “CALIFORNIACARE Coordinator” means an employee of PARTICIPATING MEDICAL GROUP as set forth in Section 4.08B.

2.14                 “CALIFORNIACARE Hospital” means a hospital which has entered into an agreement with BLUE CROSS to provide Hospital Services to Members.

2.15                 “CALIFORNIACARE Quality Management Representative” means an employee of BLUE CROSS responsible for the CALIFORNIACARE Quality Management Program.

2.16                 “Capitation” means a uniform prepayment fee per Member per month, adjusted by age-sex, based on the Benefit Agreement issued to each Subscriber and the services due thereunder.

2.17                 “Capitation Services” means all CALIFORNIACARE Covered Medical Services which are not otherwise defined in this Agreement or in the Division of Financial Responsibilities (Exhibit A-1 hereto) as Non-Capitated Services.

2.18                 “Case Management Program” means a program that assesses the Member’s medical needs and includes working with PARTICIPATING MEDICAL GROUP and other Participating Providers to explore and coordinate treatment alternatives that may (1) be more cost effective; (2) result in better medical outcomes; (3) achieve benefit savings; and (4) increase Member satisfaction.

2.19                 “Case Management Stop-Loss Threshold” means the level at which stop-loss under Section 9.03 herein shall apply to PARTICIPATING MEDICAL GROUP’s Non-Capitated Performance Settlement.

2.20                 “Covered Medical Services” means the services and benefits covered under the Benefit Agreements.  A matrix of those services and benefits is set forth in Exhibit A (incorporated by reference herein).

2.21                 “Covered Persons” means Members, enrollees, dependents and other beneficiaries who are covered by an Affiliate’s Benefit Agreement or by an Other Payor.

2.22                 “Customary and Reasonable Charges” (C&R) means:

A.           “Customary” means the fee that falls within the range of prevailing fees charged by physicians and surgeons or other licensed providers of the same service within the same area for the performance of a specific service or procedure, and

B.             “Reasonable” means the fee that meets the requirements of Customary and is justified, considering complications or special circumstances with respect to the performed services or procedure.

C&R charges are determined by BLUE CROSS.

2.23                 “Emergency” means a sudden unexpected onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including, without limitation, sudden and unexpected severe pain) such that the absence of immediate medical attention could reasonably result in any of the following:

A.           Placing the patient’s health in serious jeopardy,

B.             Serious impairment to bodily functions,

C.             Other serious medical consequences, or

D.            Serious and/or permanent dysfunction of any bodily organ or part.

2.24                 “Enrollment Protection” is a program to limit PARTICIPATING MEDICAL GROUP’s risk with respect to any individual Member who requires Capitation Services in excess of the limit of liability per individual Member per calendar year, as set forth in Article VIII, ENROLLMENT PROTECTION, below.

2.25                 “Extension of Benefits” means extended benefits which may be available to Members who are totally disabled on the date of termination of their Benefit Agreement.  Extended benefits shall have the meaning set forth in the group coverage agreement applicable to the Member.

2.26                 “Health Professional” means any of the following: A doctor of medicine or osteopathy, licensed to practice medicine or osteopathy where the care is received, or a dentist, an optometrist, a podiatrist or chiropodist, a clinical psychologist, a chiropractor, a clinical social worker, a marriage family and child counselor, a physical therapist, a speech pathologist, an audiologist, an occupational therapist, a physician assistant, a registered nurse, a nurse practitioner and/or nurse midwife providing services within the scope of practice as defined by the appropriate clinical license and/or regulatory board.

2.27                 “Hemodialysis Services” means services rendered by a Medicare certified hemodialysis provider.  Hemodialysis Services include facility charges, use of facility equipment and supplies, laboratory tests and drugs administered in conjunction with on-site treatment.

2.28                 “HMO-USA” means a nationwide network of Blue Cross and Blue Shield Plan HMOs (Participating Plans) sponsored by Blue Cross and Blue Shield Association (BCBSA).  BCBSA Participating Plan HMOs have entered into Agreements to provide each other’s members with guest memberships, urgent care and Emergency care, routine care, and follow-up care as pre-approved and authorized by BLUE CROSS when the member is traveling away from his or her Home HMO-USA participating plan.

2.29                 “Home HMO” means the participating plan in which a HMO-USA participating plan member is enrolled.

2.30                 “Hospice Services” means services rendered to terminally ill patients, by a Medicare certified hospice provider that are (a) covered by a Benefit Agreement and (b) ordered or authorized by PARTICIPATING MEDICAL GROUP.

2.31                 “Hospital Services” means Medically Necessary acute and sub-acute care inpatient and hospital outpatient services and supplies which are both (a) covered by aBenefit Agreement, and (b) ordered or authorized by a PARTICIPATING MEDICAL GROUP Physician.  Hospital Services do not include long-term non-acute care.

2.32                 “Host HMO” means any participating plan in whose Service Area a HMO-USA participating plan member temporarily stays except the member’s Home HMO.

2.33                 “Independent Practice Association” means an incorporated association of independent physicians which has entered into an agreement with BLUE CROSS to provide and arrange for health services to Members.

2.34                 “Inpatient Hospital Services” means services which include inpatient hospital days for semi-private accommodations, or special treatment units, or private room accommodations if specifically authorized as Medically Necessary by PARTICIPATING MEDICAL GROUP Physician.

2.35                 “Medically Necessary” means services or supplies which, under the provisions of this Agreement, are determined to be:

A.           Appropriate and necessary for the symptoms, diagnosis of treatment of the medical condition;

B.             Provided for the diagnosis or direct care and treatment of the medical condition;

C.             Within standards of good medical practice within the organized medical community,

D.            Not primarily for the convenience of the Member, the Member’s physician, or another provider; and

E.              The most appropriate supply or level of service which can safely be provided.  For hospital stays, this means that acute care as an inpatient is necessary due to the kinds of services the Member is receiving or the severity of the Member’s condition, and that safe and adequate care cannot be received as an outpatient or in a less intensified medical setting.

2.36                 “Member” means a Subscriber or enrolled dependent covered by a Benefit Agreement.

2.37                 “Member Months” means a count that records one Member month for each month the Member is enrolled in the CALIFORNIACARE program or the BLUE CROSS PLUS program.

2.38                 “Non-Capitated Expenses” means the actual expenses incurred by BLUE CROSS to provide Non-Capitated Services to Members, as ordered, authorized or referred by PARTICIPATING MEDICAL GROUP Physicians.

2.39                 “Non-Capitated Performance Settlement” means amount paid to PARTICIPATING MEDICAL GROUP for managing Non-Capitated Services.

2.40                 “Non-Capitated Performance Settlement Schedule” means a schedule of PMPM Non-Capitated Performance Settlement amounts associated with varying PMPM Non-Capitated Expenses.  The Non-Capitated Performance Settlement Schedule is set forth in Exhibit F.

2.41                 “Non-Capitated Services” means the designated services set forth in Article IX and Exhibit A-1.

2.42                 “Operations Manual” means the CaliforniaCare PMG Operations Manual.

2.43                 “Other Payor” means persons or entities utilizing the BLUE CROSS Managed Care Network pursuant to an agreement with BLUE CROSS, including without limitation, other Blue Cross and/or Blue Shield Plans, self-administered or self-insured programs providing health care benefits, or employers or insurers.

2.44                 “Out-of-Area Emergency Services” means Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from the medical offices of PARTICIPATING MEDICAL GROUP or the Satellite Facility to which the Member is assigned.  When PARTICIPATING MEDICAL GROUP is organized as an Independent Practice Association, Out-of-Area Emergency Services are those Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from a hospital designated in Exhibit B as a Service Area hospital.  Out-of-Area Emergency Services shall also include Out of Area urgently needed services to prevent serious deterioration of a Member’s health resulting from unforeseen illness or injury for which treatment cannot be delayed until the Member returns to the Service Area.

2.45                 “Outpatient Hospital Services” means services which include the facility component of outpatient surgery, pre-admission testing, laboratory and radiology services.

2.46                 “Outpatient Prescription Drug Expense” means the benefit amount paid by BLUE CROSS for a Member’s covered outpatient prescription drugs.

2.47                 “Outpatient Prescription Drug Settlement” means an amount paid to PARTICIPATING MEDICAL GROUP for managing Outpatient Prescription Drug Expenses.

2.48                 “Outpatient Prescription Drug Settlement Schedule” means a schedule of outpatient prescription drug settlement amounts associated with varying Per Member per Month Outpatient Prescription Drug Expenses.  The Schedule is set forth in Exhibit H.

2.49                 “PARTICIPATING MEDICAL GROUP Physician” means a duly licensed physician who is a shareholder, partner, associate, contractor or employee of PARTICIPATING MEDICAL GROUP.

2.50                 “Per Member Per Month (PMPM) Non-Capitated Expense” means the average monthly medical Non-Capitated Expense per Member attributable to the PARTICIPATING MEDICAL GROUP.

2.51                 “Per Member Per Month (PMPM) Outpatient Prescription Drug Expense” means the average monthly Outpatient Prescription Drug Expenses per Member for PARTICIPATING MEDICAL GROUP’s Members with outpatient prescription drug benefits.

2.52                 “Plan Factors” means factors used to adjust the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense to account for cost variations attributable to the mix of Member Benefit Agreements.  The Non-Capitated Expense Plan Factors include a durational factor for the durational plans.

2.53                 “Primary Care Physician” means the PARTICIPATING MEDICAL GROUP Physician responsible for coordinating and controlling the delivery of Covered Medical Services to the Member.  Primary Care Physicians include general and family practitioners, internists and pediatricians, and such other specialists as BLUE CROSS may approve in writing to be designated Primary Care Physicians.

2.54                 “Quality Management Committee” means a committee of physicians and other licensed health care providers, at least fifty percent (50%) of whom participate in CALIFORNIACARE, which meets regularly to review the Quality Management Program.

2.55                 “Quality Management Program” means a program which provides review by physicians and other health professionals of the appropriateness and adequacy of the delivery of health services.

2.56                 “Related Hospital Services” means services rendered to Members as part of, and concurrent with Inpatient Hospital Services, Outpatient Hospital Services, Hemodialysis Services, Skilled Nursing Facility Services, Alternative Birthing Center Services and Hospice Services, including the use of facility equipment, surgical and anesthetic supplies, oxygen and drugs except (or take-home drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

2.57                 “Referral Services” means Capitation Services which are rendered to Members through a process established by PARTICIPATING MEDICAL GROUP.

2.58                 “Region Factor” means the factors used to adjust PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense to account for cost variations across BLUE CROSS’ corporate regions.

2.59                 “Satellite Facility” means a medical facility separate from PARTICIPATING MEDICAL GROUP’s principal place of business, which is dependent upon, and responsible to, PARTICIPATING MEDICAL GROUP.  It is a facility that meets the CALIFORNIACARE Satellite Criteria set forth in the Operations Manual and is approved by BLUE CROSS prior to being designated a CALIFORNIACARE Satellite Facility.

2.60                 “Service Area” means the geographical area within a thirty (30) mile radius of the medical offices of PARTICIPATING MEDICAL GROUP or any Satellite Facility to which the Member is assigned, or, in the case of an Independent Practice Association, the medical office of the PARTICIPATING MEDICAL GROUP Physician.  The designation of a particular geographical area shall not be construed as giving PARTICIPATING MEDICAL GROUP an exclusive right to that Service Area.

2.61                 “Skilled Nursing Facility Services” means inpatient and related services provided by a licensed skilled nursing facility.  Skilled Nursing Facility Services excludes custodial care.

2.62                 “Stop-Loss Factor” means the factor used to adjust the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense to account for cost variations due to different Case Management Stop-Loss thresholds.

2.63                 “Subscriber” means an individual who has qualified for and is covered under a Benefit Agreement.

2.64                 “Urgent Care Center” is a facility that meets CALIFORNIACARE’s Urgent Care Center criteria as set forth in the Operations Manual, and is approved by BLUE CROSS prior to being designated as a CALIFORNIACARE Urgent Care Center.

2.65                 “Utilization Management Program” means a program approved by BLUE CROSS and designed to review and manage the utilization of Covered Medical Services.

III.                                 RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

3.01                 BLUE CROSS and PARTICIPATING MEDICAL GROUP are independent entities.  Nothing in this Agreement shall be construed, or be deemed to create, a relationship of employer and employee or principal and agent, or any relationship other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of this Agreement.

3.02                 BLUE CROSS and PARTICIPATING MEDICAL GROUP agree that PARTICIPATING MEDICAL GROUP Physicians shall maintain a physician-patient relationship with each Member assigned to PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP shall be solely responsible to the Member for treatment and medical care with respect to the provision of Capitation Services and arrangements for Non-Capitated Services.

3.03                 Except as specifically provided herein, nothing in this Agreement is intended to be construed, or be deemed to create, any rights or remedies in any third party, including, but not limited to, a Member or a provider of services, other than PARTICIPATING MEDICAL GROUP.

3.04                 PARTICIPATING MEDICAL GROUP consents to the memorializing of its legal obligations with BLUE CROSS and each particular Affiliate in one or more separate written agreements that shall not alter the substance of those obligations.

3.05                 PARTICIPATING MEDICAL GROUP agrees that each arrangement by which PARTICIPATING MEDICAL GROUP performs services for Covered Persons that utilize the BLUE CROSS Managed Care Network shall constitute an independent legal relationship between PARTICIPATING MEDICAL GROUP and that Affiliate or Other Payor.

3.06                 PARTICIPATING MEDICAL GROUP hereby expressly acknowledges its understanding that this Agreement constitutes a contract between PARTICIPATING MEDICAL GROUP and BLUE CROSS as an independent corporation, operating under a license with the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans (the “Association”), permitting BLUE CROSS to use the Blue Cross service mark in the State of California and that BLUE CROSS is not contracting as the agent of the Association.  PARTICIPATING MEDICAL GROUP further acknowledges and agrees that it has not entered into this Agreement based upon representations by any person other than BLUE CROSS and that no person, entity, or organization other than BLUE CROSS, or the applicable Affiliate, shall be held accountable or liable to PARTICIPATING MEDICAL GROUP for any of BLUE CROSS’, or the applicable Affiliate’s, obligations to PARTICIPATING MEDICAL GROUP created under this Agreement.  This section shall not create any additional obligations whatsoever on the part of BLUE CROSS, other than those obligations created under other provisions of this Agreement.

IV.                                 PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES

PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians agree as follows:

4.01                 Provision of Services.

A.           To promptly provide, arrange through referral, or authorize all Capitation Services, and to authorize or arrange for the provision of all Non-Capitated Services, and further, to accept full financial responsibility for all Capitation Services provided, authorized or arranged through referral, by PARTICIPATING MEDICAL GROUP in accordance with the provisions of this Agreement.

B.             To provide a Primary Care Physician selected by the Member to oversee the continuity of care for each Member who appears on PARTICIPATING MEDICAL GROUP’s Eligibility Report.

C.             To maintain a sufficient number of Primary Care Physicians to guarantee that there is the equivalent of at least one full-time Primary Care Physician to each two thousand (2,000) Members served by PARTICIPATING MEDICAL GROUP.  All Primary Care Physicians shall be PARTICIPATING MEDICAL GROUP Physicians.

D.            To assure that privileges of PARTICIPATING MEDICAL GROUP Physicians at CALIFORNIACARE Hospitals shall be adequate to meet the requirements for the CALIFORNIACARE Hospital Services to which Members are entitled under the terms of the Benefit Agreement(s).

E.              To engage the Referral Services of duly licensed board certified consultants, specialists and duly certified allied health professionals, responsible for delivering Covered Medical Services to Members.  A list of all referral physicians to whom PARTICIPATING MEDICAL GROUP refers Members for Referral Services shall be provided to BLUE CROSS upon request.

F.              To ensure that all PARTICIPATING MEDICAL GROUP Physicians and all PARTICIPATING MEDICAL GROUP employees responsible for delivering Covered Medical Services to Members, continually meet all applicable federal and state laws and regulations and all legal standards of care.

G.             That if BLUE CROSS determines in good faith that any PARTICIPATING MEDICAL GROUP Physician(s):

(1)          does not meet the requirements specified herein; or

(2)          that the health, safety or welfare of Members is jeopardized by continuation of any PARTICIPATING MEDICAL GROUP Physician to provide services to Members; or

(3)          if PARTICIPATING MEDICAL GROUP Physician(s) furnishes false, incomplete, or inaccurate information to BLUE CROSS in the application to participate; or

(4)          at any time during the term of this Agreement, a PARTICIPATING MEDICAL GROUP Physician(s) suffers revocation, termination or suspension of Physician’s medical license or medical staff privileges; or

(5)          the ability of the PARTICIPATING MEDICAL GROUP Physician(s) to perform the services covered by this Agreement is otherwise impaired;

PARTICIPATING MEDICAL GROUP warrants that upon written request of BLUE CROSS said PARTICIPATING MEDICAL GROUP Physician(s) shall be excluded from providing services to Members under this Agreement.  PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physician(s) may present to BLUE CROSS for further consideration any additional information or explanation regarding PARTICIPATING MEDICAL GROUP Physician’s compliance with the requirements set forth herein.  However, BLUE CROSS retains the right to make the final decision regarding a PARTICIPATING MEDICAL GROUP Physician’s participation under this Agreement.

4.02                 Accessibility and Continuity of Care.

A.           To promptly provide or arrange for available and accessible Covered Medical Services for each Member assigned to PARTICIPATING MEDICAL GROUP, in accordance with that Member’s Benefit Agreement and this Agreement, and to provide those services in and through facilities designated in Exhibit J (incorporated by reference herein).

B.             That all Covered Medical Services, (including consultation and Referral Services), ambulatory care services, diagnostic laboratory, diagnostic imaging and therapeutic radiology services, home health services and preventive health services, shall be available to Members a minimum of forty (40) hours per week, except for weeks including holidays.  The foregoing services shall be available beyond normal business hours during additional hours to be scheduled by PARTICIPATING MEDICAL GROUP.

C.             To promptly provide, arrange or authorize all Emergency services for each Member assigned to PARTICIPATING MEDICAL GROUP.  Authorization of any Emergency services, as set forth in Section 2.23 herein, shall not be withheld by PARTICIPATING MEDICAL GROUP regardless of whether PARTICIPATING MEDICAL GROUP is notified within forty-eight (48) hours from the time such Emergency services were rendered.  PARTICIPATING MEDICAL GROUP shall comply with all requirements set forth in California Health and Safety Code Section 1371.4(a) - (d).

D.            That PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of each Satellite Facility and PARTICIPATING MEDICAL GROUP’s main facility at all times, twenty-four (24) hours a day, seven (7) days a week.  In the event that PARTICIPATING MEDICAL GROUP is an Independent Practice Association, PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of the Hospital(s) designated in Exhibit B (incorporated by reference herein) as the CALIFORNIACARE Hospital(s) within PARTICIPATING MEDICAL GROUP’s Service Area.

E.              To admit, or authorize admission of, Members solely to the CALIFORNIACARE Hospitals listed in Exhibit B, except (a) when Medically Necessary in an Emergency situation or (b) when Covered Medical Services are not available in a CALIFORNIACARE Hospital or (c) as otherwise required under Section 4.02F or (d) when requested to do so in writing by the Member, with the written understanding that admission to a hospital, other than those listed in Exhibit B, is not a Covered Medical Service, except as stated above in this Section 4.02E.

F.              Notwithstanding Section 4.02E, for those Members that require transplant services (solid organ and bone marrow/stem cell) that are Covered Medical Services.  PARTICIPATING MEDICAL GROUP agrees to admit, or authorize the inpatient admission or outpatient treatment of Members, solely at those CALIFORNIACARE Hospitals whose transplant programs have been approved by BLUE CROSS and identified as such in the Operations Manual.

PARTICIPATING MEDICAL GROUP will provide notification to BLUE CROSS of all potential transplant cases, including deferred or denied cases, when such cases are considered by PARTICIPATING MEDICAL GROUP’s Utilization Management Program Committee or other similar PARTICIPATING MEDICAL GROUP functional committee, except for Emergencies, in which case PARTICIPATING MEDICAL GROUP shall provide notification within two (2) business days of the admission.  The format of such notification is provided in the Operations Manual.

G.             That in circumstances where a Member requires specialized tertiary care or because of bed unavailability in a CALIFORNIACARE Hospital, the Member must be admitted to a non-CaliforniaCare in-area or out-of-area facility for Hospital Services, then until the Member is transferred to a CALIFORNIACARE Hospital, the PARTICIPATING MEDICAL GROUP will be financially responsible for care the same as if care had been provided in a CALIFORNIACARE Hospital, and the Non-Capitated Services arrangement as set forth in Article IX of this Agreement will apply.

H.            To use a referral request process by which Capitation Services are to be rendered by Health Professionals other than the Member’s Primary Care Physician, including PARTICIPATING MEDICAL GROUP Physicians or other Health Professionals who do not belong to PARTICIPATING MEDICAL GROUP.  This process shall assure that:

(1)          All Health Professionals who provide Referral Services follow appropriate billing procedures.

(2)          That the Health Professional must look only to PARTICIPATING MEDICAL GROUP for payment of Covered Medical Services and shall not bill the Member, except for applicable co-payments and for non-Covered Medical Services.

(3)          Primary Care Physicians who determine that a referral is necessary, may issue a referral without the prior authorization of PARTICIPATING MEDICAL GROUP’s Utilization Management Program to physicians in the following specialties: Cardiology, Dermatology, Endocrinology, Ear, Nose and Throat, Gastroenterology, General Surgery, Hematology, Neurology, Obstetrics-Gynecology, Oncology, Ophthalmology, Orthopedic Surgery, Podiatry, Routine Laboratory, Routine X-ray and Urology.

(4)          For referrals to specialists or providers, or services other than those listed in (3) above, PARTICIPATING MEDICAL GROUP shall review and issue an authorization or denial of a request for referral within five (5) business days of receipt of such request or admission to hospital.

I.                 That visits to the Member’s home within the PARTICIPATING MEDICAL GROUP Service Area, by a Primary Care Physician, shall occur as necessary within that Physician’s discretion.

J.                To assure that Members shall not be subject to discrimination in access to Covered Medical Services.

K.            That PARTICIPATING MEDICAL GROUP facilities shall be reasonably accessible to the physically handicapped.

L.              To provide health education and wellness programs for Members within the guidelines indicated in the “CaliforniaCare Health Education and Wellness Manual.” Programs are to be delivered in accordance with these guidelines which provide for disease prevention and management and the promotion of healthier life-styles.

4.03                 Utilization/Quality Management and Grievance Procedures.

To cooperate with BLUE CROSS’ administration of its internal quality of care review and grievance procedures.  The parties acknowledge and agree that authority to perform Utilization Management Program activities and Quality Management Program activities under this Agreement is a delegation of BLUE CROSS authority pursuant to Sections 1370 and 1370.1 of the Health and Safety Code, and all or part of this authority may be revoked at any time.  The scope of delegated authority shall be as set forth in the Utilization Management Program guidelines and the Quality Management Program guidelines issued by BLUE CROSS and provided to PARTICIPATING MEDICAL GROUP.  The proceedings of the Utilization Management and Quality Management Committees shall be strictly confidential between BLUE CROSS and PARTICIPATING MEDICAL GROUP and are subject to the protections set forth in Sections 1370 and 1370.1

4.04                 Quality Management Program.

To adopt and maintain a Quality Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow on-site review of its Quality Management Program by BLUE CROSS staff.

A.           The Quality Management Program shall:

(1)          Provide for Quality Management review by PARTICIPATING MEDICAL GROUP Physicians and other Health Professionals.

(2)          Provide for review of all services provided to Members by PARTICIPATING MEDICAL GROUP.

(3)          Stress health outcomes by providing health education and wellness programs for Members.

B.             The Quality Management Program shall include, but not be limited to the following activities:

(1)          Credentialing and recredentialing of all PARTICIPATING MEDICAL GROUP Physicians and allied Health Professional providers.

(2)          Credentialing and recredentialing of all Health Professionals or providers under contract with or employed by PARTICIPATING MEDICAL GROUP.

(3)          Incident identification and risk management.

(4)          Member grievance resolution.

(5)          General and focused health care audits.

(6)          Development and implementation of appropriate recommendations.

(7)          Documentation of remedial procedures for instances of inappropriate or substandard service(s) and/or failure to provide needed Medically Necessary Covered Medical Service(s).

C.             BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Quality Management Program through regular audit activities as follows:

(1)          The CALIFORNIACARE Quality Management Department shall review PARTICIPATING MEDICAL GROUP’s Quality Management Program on an annual basis through a scheduled on-site audit.

(2)          The CALIFORNIACARE Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)          PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)          BLUE CROSS shall conduct follow-up reviews as necessary.

D.            PARTICIPATING MEDICAL GROUP shall:

(1)          Make available to BLUE CROSS summaries of all minutes and notes from any and all Quality Management Committees and/or activities which specifically relate to Members.

(2)          Provide BLUE CROSS with access to all PARTICIPATING MEDICAL GROUP Quality Management data directly or indirectly relating to Members.

(3)          Make available to BLUE CROSS all composite Quality Management Program data which include Members in the composite data set and provide such detail as is available regarding those Members.

(4)          Make known to BLUE CROSS any and all adverse actions taken against a PARTICIPATING MEDICAL GROUP Physician when such action is the result of deficiencies in quality of medical care.

(5)          Provide the CALIFORNIACARE Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place, of all Quality Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The CALIFORNIACARE Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(6)          Permit BLUE CROSS to evaluate and utilize the data obtained from the CALIFORNIACARE Quality Management Program in a manner that satisfies BLUE CROSS’ requirements for quality assurance, for BLUE CROSS internal use only.

(7)          Implement any necessary changes in procedures, in order to fully comply with all quality assurance standards, as mutually agreed by the parties, and provide BLUE CROSS with the minutes of Quality Management Committee meetings and reviews that relate to Members.

(8)          Report to BLUE CROSS quarterly on activities or actions of PARTICIPATING MEDICAL GROUP’s Quality Management Committee as such activities or actions relate to Members.

4.05                 Utilization Management Program.

To adopt and maintain a Utilization Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow on-site review of Utilization Management Program by BLUE CROSS.

A.           The Utilization Management Program shall:

(1)          Include the development and implementation of appropriate recommendations.

(2)          Include documentation of remedial procedures for instances of inappropriate or substandard services(s) and or failure to provide Medically Necessary Covered Medical Services.

(3)          Assure that PARTICIPATING MEDICAL GROUP’s primary consideration is the quality of services rendered to Members.

(4)          Assure that all services provided to Members are Medically Necessary.

(5)          Work closely with CALIFORNIACARE Hospitals.

(6)          Encompass inpatient, outpatient, and ancillary care.

(7)          Utilize prospective, concurrent, and retrospective review.

(8)          Assure that all adverse utilization review decisions are made by a licensed physician, and no denial of a requested service shall be made except by a licensed physician, experienced in the area being reviewed.  Denial decisions shall be provided to Members in writing.

(9)          Permit BLUE CROSS to have access to all PARTICIPATING MEDICAL GROUP Utilization Management data directly or indirectly relating to Members.

B.             BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Utilization Management Program through regular audit activities as follows:

(1)          The CALIFORNIACARE Quality Management Department shall review PARTICIPATING MEDICAL GROUP’ Utilization Management Program on an annual basis through a scheduled on-site audit.

(2)          The CALIFORNIACARE Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)          PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)          BLUE CROSS shall conduct follow-up reviews as necessary.

C.             PARTICIPATING MEDICAL GROUP shall:

(1)          Make available to BLUE CROSS summaries of all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.

(2)          Make available to BLUE CROSS upon request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)          Provide the CALIFORNIACARE Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The CALIFORNIACARE Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

4.06                 Records and Reserves.

A.           BLUE CROSS shall have access at reasonable times upon demand to the books, records and papers of PARTICIPATING MEDICAL GROUP relating to the services PARTICIPATING MEDICAL GROUP provides to Members, to the cost thereof, and to payments PARTICIPATING MEDICAL GROUP receives from Members or others on their behalf.  PARTICIPATING MEDICAL GROUP shall maintain such records and provide such information to BLUE CROSS and the Commissioner of Corporations as may be necessary for BLUE CROSS’ compliance with the requirements of the Knox-Keene Act.  PARTICIPATING MEDICAL GROUP shall maintain such records for at least five (5) years, and such obligations shall not be terminated upon a termination of this Agreement, whether by rescission or otherwise.

B.             PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with audited financial statements of PARTICIPATING MEDICAL GROUP no later than three (3) months after the end of its fiscal year, and BLUE CROSS shall maintain strict confidentiality of said records.  Audited financial statements shall illustrate net operating surplus or profit (after taxes).  Documents shall include the following.

(1)          Balance sheets

(2)          Statements of revenues and expenses

(3)          Statements of cash flow

PARTICIPATING MEDICAL GROUP further agrees that BLUE CROSS shall have the right to require audited financial statements, in addition to the latest fiscal year, at any time, upon request, with reasonable notice, if BLUE CROSS pays for the audit.

C.             To maintain financial reserves adequate to cover all risks assumed by PARTICIPATING MEDICAL GROUP hereunder, including, but not limited to, unanticipated claims for Referral Services that are the potential responsibility of PARTICIPATING MEDICAL GROUP.

D.            That all information shall be provided to each party to this Agreement pursuant to procedures designed to protect the confidentiality of patient medical records in accordance with applicable legal requirements, recognized standards of professional practice and generally accepted procedures followed by health maintenance organizations (HMOs).

E.              Upon termination of this Agreement, PARTICIPATING MEDICAL GROUP shall, upon advance written notice from BLUE CROSS, make available to BLUE CROSS and permit BLUE CROSS to copy the medical records of each Member who has been assigned to PARTICIPATING MEDICAL GROUP.

4.07                 Insurance Programs or Policies.

PARTICIPATING MEDICAL GROUP agrees to maintain professional liability insurance, or other risk protection program, acceptable as defined under A. and B. below to BLUE CROSS Notification by PARTICIPATING MEDICAL GROUP of cancellation or material modification of the coverage under such professional liability insurance or other risk protection program is to be made to BLUE CROSS within thirty (30) days prior to any cancellation or modification.  Copies of the agreements or documents evidencing professional liability insurance or other risk protection required under this section shall be provided to BLUE CROSS upon execution of this Agreement.

A.           Professional Liability Insurance

The coverage to be provided under this section shall be in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one (1) incident, THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  PARTICIPATING MEDICAL GROUPs which are organized as Independent Practice Associations shall ensure that PARTICIPATING MEDICAL GROUP Physicians maintain professional liability insurance in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident and THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  Furthermore, PARTICIPATING MEDICAL GROUPs organized as Independent Practice Associations shall maintain directors and officers liability in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident, ONE MILLION DOLLARS ($1,000,000.00) annual aggregate.

B.             Other Insurance

(1)          General Liability Insurance.  In addition to Subsection A., above, PARTICIPATING MEDICAL GROUP shall also maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including no less than ONE HUNDRED THOUSAND DOLLARS ($100,000.00) for PARTICIPATING MEDICAL GROUP’s property, together with combined single limit bodily injury and property damage insurance of not less that SIX HUNDRED THOUSAND DOLLARS ($600,000.00).

(2)          Workers’ Compensation.  PARTICIPATING MEDICAL GROUP’s employees shall be covered by Workers’ Compensation Insurance in an amount and form meeting all requirements of applicable provisions of the California Labor Code.

4.08                 Administrative Responsibilities.

A.           To comply with all CALIFORNIACARE administrative policies and procedures in the areas listed in Exhibit C (incorporated by reference herein) and as set forth in the Operations Manual (incorporated by reference herein) and to comply with all applicable state and federal laws and regulations relating to the delivery of Covered Medical Services.

B.             To provide a CALIFORNIACARE Coordinator who will create a liaison with BLUE CROSS and assist Members in accordance with the procedures set forth in the Operations Manual, and who will be available to Members during all regular office hours of PARTICIPATING MEDICAL GROUP for the purpose of assisting Members to resolve any problems which may arise or be perceived by the Member.

C.             To notify BLUE CROSS within Fifteen (15) days concerning:

(1)          Any material change in the bylaws, membership, ownership or officers of PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement.

(2)          Any legal or governmental action initiated against a PARTICIPATING MEDICAL GROUP Physician or against PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement including, but not limited to, any change in PARTICIPATING MEDICAL GROUP Physician(s) licensure, insurance, certification, malpractice, disciplinary experience or physical or mental health status.

(3)          Any other situation that may interfere with PARTICIPATING MEDICAL GROUP’s or PARTICIPATING MEDICAL GROUP Physician’s duties and obligations under this Agreement.

D.            To obtain BLUE CROSS’ prior written approval for any literature related to CALIFORNIACARE and intended for Members.

E.              To continually meet all criteria for PARTICIPATING MEDICAL GROUPs, set forth in the Operations Manual, and to continually meet all criteria for Satellite Facilities (if applicable) set forth in the Operations Manual.

F.              To provide BLUE CROSS, on a monthly basis, all ambulatory encounter data either directly or through PARTICIPATING MEDICAL GROUP’s billing agent in the file formal as shown in the Operations Manual.

G.             To comply with BLUE CROSS programs related to the management of pharmaceutical expenses.

H.            That all financial terms of this Agreement shall be and remain confidential and shall not be disclosed to any third party, except as required by law or as required to supply information required by any financial institution.

4.09                 Payments and Member Billing.

A.           To accept the monthly Capitation payment from BLUE CROSS as payment in full for Capitation Services (including all Referral Services) provided or arranged hereunder, and not to seek additional payments or compensation from Members for Covered Medical Services.  The foregoing restriction shall not apply to co-payments, which may be collected by PARTICIPATING MEDICAL GROUP in accordance with the applicable provisions of the Benefit Agreement(s), nor shall it apply to billings and collections with respect to non-Covered Medical Services rendered to Members by PARTICIPATING MEDICAL GROUP.  However, to the extent that the PARTICIPATING MEDICAL GROUP’s billing office is aware of the Member’s payment responsibility.  PARTICIPATING MEDICAL GROUP agrees to advise the Member of that payment responsibility prior to rendering any service requiring a co-payment, or any non-Covered Medical Service.

If PARTICIPATING MEDICAL GROUP should receive any surcharge or payment from a Member, in addition to those permissible charges set forth above, PARTICIPATING MEDICAL GROUP shall promptly refund the full amount thereof to the Member.

B.             To never charge any Member for any health service which has been deemed not Medically Necessary or not appropriate after utilization review by PARTICIPATING MEDICAL GROUP, unless the Member specifically requests the service and acknowledges in writing that the service is not a Covered Medical Service under the Member’s Benefit Agreement.

C.             That BLUE CROSS and PARTICIPATING MEDICAL GROUP respectively acknowledge that the authority and responsibility for coordination of benefits shall be carried out in accordance with the provisions set forth in the Benefit Agreements and the Operations Manual.

D.            That PARTICIPATING MEDICAL GROUP shall promptly notify, in writing, the CALIFORNIACARE Case Management Department of all cases that reach the Enrollment Protection or Case Management Stop-Loss levels specified herein.

E.              To pay all Health Professionals and hospitals who have rendered authorized Referral Services or Out-of-Area Emergency Services to Members, within forty-five (45) working days following receipt of a clean, undisputed claim, consistent with the regulations of the Commissioner of Corporations governing BLUE CROSS.

4.10                 Membership.

A.           To accept any and all Members who select PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP shall have provided ninety (90) days prior written notice to BLUE CROSS that it has reached its maximum capacity as set forth in Section 16.08 herein, or that it anticipates reaching such maximum within ninety (90) days from the date of the notice to BLUE CROSS.  The maximum capacity of PARTICIPATING

MEDICAL GROUP designated in Section 16.08 shall be reduced only upon ninety (90) days written notice to BLUE CROSS.  The parties acknowledge their understanding that enrollment from individual accounts, or changes in selection of PARTICIPATING MEDICAL GROUP by Members, are not entirely within the control of BLUE CROSS.

B.             That PARTICIPATING MEDICAL GROUP will not request, demand, require or otherwise seek the transfer or removal of any Member from me care of PARTICIPATING MEDICAL GROUP, based on that Member’s need of, or utilization of, Medically Necessary services.

C.             PARTICIPATING MEDICAL GROUP agrees that, in the event a Member who is covered for workers’ compensation benefits by a workers’ compensation carrier affiliated with BLUE CROSS, seeks services for a work-related illness or injury.  PARTICIPATING MEDICAL GROUP shall have the option to (a) provide such Medically Necessary medical services or (b) refer such Member to a provider that participates in the Prudent Buyer Comp provider network or the CalCare Comp provider network, whichever is applicable.  In the event that PARTICIPATING MEDICAL GROUP elects to treat such Member.  PARTICIPATING MEDICAL GROUP shall complete a Doctor’s First Report of Injury as defined in the California Labor Code.  As payment for such medical services rendered, PARTICIPATING MEDICAL GROUP agrees to accept, as payment in full, compensation in accordance with the fee schedule set forth in Exhibit E of the Agreement (incorporated by reference herein).  PARTICIPATING MEDICAL GROUP further agrees that, in the event such Member requires medical services in connection with such work-related illness or injury beyond the treatment provided at the initial visit, PARTICIPATING MEDICAL GROUP shall refer such Member only to a provider that participates in the Prudent Buyer Comp provider network or the CalCare Comp provider network, whichever is applicable.

D.            That unless agreed to in writing by BLUE CROSS, this Agreement shall not apply to organized physician groups (including, but not limited to, Independent Practice Associations) that PARTICIPATING MEDICAL GROUP acquires, manages or affiliates with subsequent to the effective date of this Agreement.

E.              When the BLUE CROSS Managed Care Network is utilized by an Affiliate or Other Payor, PARTICIPATING MEDICAL GROUP agrees to provide services to Covered Persons of that Affiliate or Other Payor in accordance with the terms of this Agreement.  BLUE CROSS shall compensate PARTICIPATING MEDICAL GROUP in accordance with the terms of this Agreement for services provided to Covered Persons of any such Other Payor.  When an Other Payor utilizes the Managed Care Network, such Other Payor shall comply with the terms of this Agreement.

In the event the BLUE CROSS Managed Care Network is to be utilized by an Other Payor that has operational requirements that are materially different from those required under this Agreement, BLUE CROSS agrees to notify PARTICIPATING MEDICAL GROUP in writing thirty (30) days prior to the commencement of such utilization.  PARTICIPATING MEDICAL GROUP may decline to provide services to such Other Payor by providing written notice of such decision to BLUE CROSS within ten (10) days of receipt of notice by BLUE CROSS referenced above.

V.                                     BLUE CROSS SERVICES AND RESPONSIBILITIES

BLUE CROSS agrees:

5.01                 To perform, or arrange for the performance of, all necessary accounting and enrollment functions with respect to marketing and administering the CALIFORNIACARE program, and to issue an identification card to each Subscriber or to each Subscriber and one additional eligible Member covered under a two-party or family contract as described in the Operations Manual.

5.02                 To provide PARTICIPATING MEDICAL GROUP with Member Eligibility Reports, as set forth in Article VI.

5.03                 That, to the extent compatible with its obligations to BLUE CROSS hereunder, PARTICIPATING MEDICAL GROUP reserves the right to provide professional services to persons who are not Members.

5.04                 To provide PARTICIPATING MEDICAL GROUP with claims paid and Non-Capitated Services data as described in the Operations Manual.

5.05                 To make trained personnel available to PARTICIPATING MEDICAL GROUP to assist in Quality Management activities, the establishment of procedures for pre-admission medical review and concurrent medical review of Members who require, or may require, hospitalization.

5.06                 To notify PARTICIPATING MEDICAL GROUP of any CALIFORNIACARE Group Benefit Agreements between BLUE CROSS and employers, government agencies, or any other groups, which may substantially affect enrollment at PARTICIPATING MEDICAL GROUP.

5.07                 To undertake reasonable efforts, in accordance with a standard of good faith, to assure that Members assigned to PARTICIPATING MEDICAL GROUP will live or work within the Service Area defined in this Agreement.  However, BLUE CROSS reserves the right to assign any Members to PARTICIPATING MEDICAL GROUP at the Member’s open enrollment period, or when the Member changes residence, or when BLUE CROSS determines such transfer to be in the Member’s best interest due to special circumstances under the terms of the Member’s Benefit Agreement.

5.08                 To exercise reasonable efforts to negotiate special rates with hospitals and other providers who contract with BLUE CROSS to render Non-Capitated Services to Members and to pay hospitals in accord with those agreements.

5.09                 To notify and consult with PARTICIPATING MEDICAL GROUP with respect to the development of any material changes, as determined by BLUE CROSS, or amendments to the Benefit Agreements, and to obtain PARTICIPATING MEDICAL GROUP’s consent to changes that BLUE CROSS believes may materially affect PARTICIPATING MEDICAL GROUP, except for changes required by law.  The foregoing consent will not be unreasonably withheld by PARTICIPATING MEDICAL GROUP, so long as Capitation payments are adjusted as mutually agreed to reflect any additional services which may be required due to any amendment or change in Member benefits.

5.10                 To accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of state, federal, and other regulatory agencies having jurisdiction over BLUE CROSS, on the condition that PARTICIPATING MEDICAL GROUP cooperates in providing BLUE CROSS with any information and assistance reasonably required, PARTICIPATING MEDICAL GROUP is not required to provide information which is confidential in any other existing contract of PARTICIPATING MEDICAL GROUP.

5.11                 That nothing contained in this Agreement is intended to interfere with the professional relationship between any Member and the Member’s PARTICIPATING MEDICAL GROUP Physician(s).

5.12                 To collect, or arrange to have collected, all premiums, Member payments and other items of income to which BLUE CROSS is entitled under its group and individual contracts or otherwise, except for (a) co-payments, (b) payments for non-Covered Medical Services, (c) coordination of benefits payments for professional services which may be collected by PARTICIPATING MEDICAL GROUP under the conditions set forth in the Member’s Benefit Agreement, and (d) third party liability payments for professional services.  Pursuant to the Benefit Agreement(s) BLUE CROSS may hold a lien on third party liability payments in the amount of benefits paid by BLUE CROSS and the value of medical care provided under CALIFORNIACARE for the treatment of the illness, injury or condition for which a third party is liable.  BLUE CROSS shall assign to PARTICIPATING MEDICAL GROUP that portion of any such lien related to professional services rendered under this Agreement by PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP’s methods of collection of such payments shall be conducted in a reasonable and nonegregious manner and only proper legal procedures may be used to enforce such payment.

5.13                 To consult with PARTICIPATING MEDICAL GROUP regarding any material changes, as determined by BLUE CROSS, in operating procedures and policies, as set forth in the Operations Manual, and to provide PARTICIPATING MEDICAL GROUP with an opportunity to comment on any policy and procedural changes which may have a substantial impact on PARTICIPATING MEDICAL GROUP.

VI.                                 ELIGIBILITY LISTINGS

6 01                 Eligibility listings of Members of employer groups who have personally selected, or been assigned to, PARTICIPATING MEDICAL GROUP shall be provided in the following manner:

A.           BLUE CROSS shall maintain, update and distribute monthly, Member Eligibility Reports listing the persons who are eligible to receive Covered Medical Services during the applicable month.

B.             PARTICIPATING MEDICAL GROUP shall receive a copy of the Eligibility Reports at PARTICIPATING MEDICAL GROUP’s main site.  Should PARTICIPATING MEDICAL GROUP request reports in an electronic format, paper reports will continue to be provided for an additional ninety (90) days only.  As described in the Operations Manual, BLUE CROSS will charge a fee of between Fifty Dollars ($50.00) and Five Hundred Dollars ($500.00) per report, for each of the following:

(1)          duplicate copies of paper reports,

(2)          copies of paper reports delivered in addition to reports in electronic format after the ninety (90) day parallel reporting period (tape, diskette, NDM or other electronic medium),

(3)          duplicate reports for prior months.

C.             BLUE CROSS will discourage retroactive cancellation by an employer group of more than ninety (90) days from BLUE CROSS’ applicable monthly billing process date.  However, when no services have been rendered, BLUE CROSS may make occasional exceptions due to legitimate administrative processing requirements.  Notwithstanding any retroactive cancellation of a Member by an employer group of more than ninety (90) days, BLUE

CROSS shall not be entitled to any refund of Capitation payments made for such Member beyond the ninety (90) day period.  BLUE CROSS will attempt to discourage retroactively adding any Member after the applicable billing is reconciled.  In the event BLUE CROSS finds it necessary to assign, up to ninety (90) days retroactively, a new Member to PARTICIPATING MEDICAL GROUP.  Capitation payment for that Member shall be made, and PARTICIPATING MEDICAL GROUP agrees to be responsible for all Covered Medical Services due that Member under the terms of the Members Benefit Agreement which were provided or arranged by PARTICIPATING MEDICAL GROUP, from the date the Member was assigned.

D.            In the event care is provided to an ineligible person, based on an erroneous or delayed Eligibility Report, BLUE CROSS shall be financially responsible for all care provided by PARTICIPATING MEDICAL GROUP prior to the time PARTICIPATING MEDICAL GROUP received notice of that person’s ineligibility and, on the condition that PARTICIPATING MEDICAL GROUP shall supply BLUE CROSS with evidence that PARTICIPATING MEDICAL GROUP has unsuccessfully sought payment for all or a portion of the charges from the ineligible person, or the person having legal responsibility for the ineligible person, through two billing cycles, or through a period of sixty (60) days, whichever is greater.  In that event, BLUE CROSS’ responsibility for physician compensation shall be measured as set forth in Exhibit E or the actual billed amount, whichever is less.  The obligations of BLUE CROSS under this Subsection D shall be conditioned upon the exercise of prudent judgment by PARTICIPATING MEDICAL GROUP, evidenced by reasonable efforts to contact BLUE CROSS for verification of the eligibility of each Member prior to providing or arranging Covered Medical Services.

VII.                             COMPENSATION TO PARTICIPATING MEDICAL GROUP

7 01                 Exhibits D, G and G-1 (all incorporated by reference herein), set forth Capitation payments for new and renewing business.  The applicable Capitation payment for each Member assigned to PARTICIPATING MEDICAL GROUP, shall be paid monthly, prorated in accordance with Member eligibility.

Such Capitation payment shall be adjusted for Member age, sex and Benefit Agreement in accordance with age, sex and plan relativities that have been developed by BLUE CROSS based upon actuarial assumptions and BLUE CROSS’ utilization experience.  BLUE CROSS reserves the right to adjust such relativity factors, upon contract renewal, based upon BLUE CROSS’ experience.

7.02                 Capitation shall be paid in consideration for providing Capitation Services and arranging Non-Capitated’ Services for each Member assigned to PARTICIPATING MEDICAL GROUP, and in consideration for all Capitation Services arranged through referral for Members by PARTICIPATING MEDICAL GROUP.  The Capitation payment shall be made by the tenth of each month and shall be computed on the basis of the most current group and individual information available.  In the event that an error is made in the computation of the Capitation payment, resulting in an overpayment or underpayment to PARTICIPATING MEDICAL GROUP, BLUE CROSS reserves the right to adjust subsequent Capitation payments to PARTICIPATING MEDICAL GROUP to offset such overpayment or underpayment.

Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation amount payable, including retroactivity and identifies those Members whose retroactivity had a financial impact on the total Capitation payment.  A complete listing of Members that are eligible for Capitation Services is provided in the monthly Eligibility Report, as set forth in Article VI

7.03                 PARTICIPATING MEDICAL GROUP agrees that in no event shall any allowable co-payment or reimbursement amount, or sum thereof, due PARTICIPATING MEDICAL GROUP, exceed the cost to PARTICIPATING MEDICAL GROUP of providing the service or item which was billed.

7.04                 PARTICIPATING MEDICAL GROUP agrees to continue to provide or arrange for all Covered Medical Services and benefits to any Member, or former Member, who is eligible for coverage under the Extension of Benefits provision of the Benefit Agreements, in exchange for the then current Capitation amount per Member per month of the Benefit Agreement type under which the Member is, or was, enrolled.  Under the circumstances described in this Section 7.04 BLUE CROSS shall be financially responsible for Non-Capitated Services.

7.05                 PARTICIPATING MEDICAL GROUP agrees to be responsible for professional and technical charges, as described in Exhibit A-1 (incorporated by reference herein), for laboratory, radiology and diagnostic testing procedures and diagnostic imaging examinations rendered to Members, as a part of, and concurrent with benefits set forth in this Agreement, whether billed by the hospital or by a qualified health professional

7.06                 In the event a referral provider has not been reimbursed for authorized Referral Services or that any other provider has not been reimbursed by PARTICIPATING MEDICAL GROUP as required under their agreement for services provided to Members within forty-five (45) working days following receipt of a clean, undisputed claim, then after notice BLUE CROSS shall have the option to pay a clean and uncontested claim and deduct such payment (including any interest payable under Health & Safety Code Section 1371), plus an administrative charge equal to ten percent (10%) of the claim amount, from any money due from BLUE CROSS to PARTICIPATING MEDICAL GROUP.  If a total of five (5) or more instances occur where any provider associated with PARTICIPATING MEDICAL GROUP bills a Member in violation of this Agreement during any calendar year, BLUE CROSS may, in its sole discretion, suspend the assignment of new Members to PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP has rectified the problem to BLUE CROSS’ satisfaction.

VIII.                         ENROLLMENT PROTECTION

8.01                 Enrollment Protection is a program designed to limit PARTICIPATING MEDICAL GROUP’s liability for Capitation Services expense.

8.02                 For PARTICIPATING MEDICAL GROUPs with less than *** Members, on the effective date of this Agreement, the liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year shall be limited to the first *** of such expenses.

8.03                 If PARTICIPATING MEDICAL GROUP’s assigned CALIFORNIACARE and BLUE CROSS PLUS enrollment is *** or more Members, on the effective date of this Agreement, PARTICIPATING MEDICAL GROUP agrees to accept risk under either Subsection A or Subsection B, as indicated below.

A.           The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year, shall be limited to the first *** of Capitation Services expenses, which have been incurred by PARTICIPATING MEDICAL GROUP for that Member, or

B.             The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year, shall be limited to the first *** of Capitation Services expenses which have been incurred by PARTICIPATING MEDICAL GROUP for that Member.

PARTICIPATING MEDICAL GROUP hereby elects to accept risk pursuant to Section 8.03.

☐ A.  ☐ B. (Check one).

8.04                 Notwithstanding Section 8.02 or 8.03 above, the liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services for Members who have been diagnosed as having Acquired Immune Deficiency Syndrome (AIDS) shall be limited to FIFTEEN HUNDRED DOLLARS ($1,500.00) for any Member who has been diagnosed as having AIDS according to the most current criteria established by the Center for Disease Control (CDC) at the time of the diagnosis.

8.05                 The total expenses of PARTICIPATING MEDICAL GROUP for Capitation Services rendered to any single Member during the calendar year shall be calculated according to the fee schedule set forth in Exhibit E.  In the event the foregoing calculation for any given procedure results in a figure greater than the actual cost of the procedure as billed by a third party, then the actual cost for that procedure Shall be deemed to be the amount actually paid by PARTICIPATING MEDICAL GROUP.

8.06                 Expenses in connection with the following services shall not be included as Capitation Services expenses incurred by PARTICIPATING MEDICAL GROUP in reaching the Enrollment Protection level:

A.           Services rendered in connection with Workers’ Compensation cases.

B.             Services for which payment is obtained from third-party sources.

C.             Services for which payment is obtained from BLUE CROSS through any coverage other than CALIFORNIACARE.

All co-payments applicable to Capitation Services rendered to Members shall be subtracted from Capitation Services expenses.  When the PARTICIPATING MEDICAL GROUP is capitated by two coverages for one Member, the PARTICIPATING MEDICAL GROUP agrees to coordinate all related co-payments under the Coordination of Benefits rules in the Member’s Benefit Agreement.

8.07                 PARTICIPATING MEDICAL GROUP shall maintain records necessary to evidence having reached the Enrollment Protection level.  After reaching the Enrollment Protection level with regard to any Member, during the remainder of the calendar year PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for one hundred percent (100%) of services rendered, or provided, to that Member by PARTICIPATING MEDICAL GROUP, calculated in accordance with Sections 8.02, 8.03, 8.04, 8.05 and 8.06.  Reimbursement to PARTICIPATING MEDICAL GROUP for Enrollment Protection shall be made by BLUE CROSS in accordance with the lesser of actual billed charges or the fee schedule set forth in Exhibit E, on a monthly basis, within forty-five (45) working days of submission of complete and accurate documentation by PARTICIPATING MEDICAL GROUP.  Services which are not set forth in Exhibit E shall be reimbursed by BLUE CROSS at the actual charges paid by PARTICIPATING MEDICAL GROUP.

8.08                 PARTICIPATING MEDICAL GROUP and BLUE CROSS acknowledge and agree that PARTICIPATING MEDICAL GROUP limitations of liability as set forth in this Article VIII shall be conditioned upon submission of clean undisputed claims to BLUE CROSS no later than twelve (12) months after the date of the service rendered to Members.  Any claims under the Enrollment Protection program which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the financial responsibility of PARTICIPATING MEDICAL GROUP if a clean undisputed claim is not submitted within twelve (12) months of the date of service.  For the purpose of this Agreement, a clean claim shall mean a claim that meets all BLUE CROSS requirements with respect to back-up information.

IX.                                NON-CAPITATED SERVICES

9.01                 Non-Capitated Services, as defined in this Article, shall include Covered Medical Services, as set forth in the applicable Benefit Agreement and as authorized or referred by PARTICIPATING MEDICAL GROUP.

The Covered Medical Services encompassed in Non-Capitated Services are delineated in Exhibit A(1) and include, but are not limited to:

A.           Inpatient Hospital Services (exclusive of professional charges).

B.             Outpatient Hospital Services (exclusive of professional charges).

C.             Hemodialysis Services (exclusive of professional charges).

D.            In-Area Emergency Room Facility Services (exclusive of professional charges).

E.              Related Hospital Services.

F.              Skilled Nursing Facility Services.

G.             Ambulance Services.

H.            Home Health Services.

I.                 Alternative Birthing Center Services (exclusive of professional charges).

J.                Ten percent (10%) of expenses related to Out-of-Area Emergency Services (Facility and Professional Expenses).

K.            Durable Medical Equipment and prosthetic devices.

L.              Hospice Services.

M.         Fifty percent (50%) of the average wholesale price (AWP) related to chemotherapy drugs (intravenously administered) and injectable medications administered during a visit to the physician’s office (excluding take-home insulin).

N.            Mammography Services.

9.02                 Billing for Non-Capitated Services shall be as follows:

A.           The provider of Non-Capitated Services may bill BLUE CROSS directly, in which case, BLUE CROSS shall reimburse said provider within forty-five (45) working days following receipt of a clean, undisputed claim accompanied by an authorization from PARTICIPATING MEDICAL GROUP; or,

B.             The provider of Non-Capitated Services may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for reimbursement.  BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP within forty-five (45) working days following BLUE CROSS’S receipt of a clean undisputed claim from PARTICIPATING MEDICAL GROUP, on the condition that such claim shall be submitted to BLUE CROSS no later than twelve (12) months after the date of service.  This section shall only apply for the following Non-Capitated Services: mammography services, DME, prosthetics and injectable medications (including chemotherapy drugs and infused substances).

In either case described above, BLUE CROSS shall pay contracting providers at the rate negotiated between BLUE CROSS and said provider.  In the case of non-contracting providers, BLUE CROSS shall pay the lesser of: the actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable charges, or the rate arranged for by a CALIFORNIACARE Case Manager.

9.03                 Case Management Stop-Loss.

A.           The Case Management Program is a program in which a Member’s medical needs are assessed by PARTICIPATING MEDICAL GROUP in conjunction with a CALIFORNIACARE Case Manager to explore and coordinate treatment alternatives.  PARTICIPATING MEDICAL GROUP should notify the CALIFORNIACARE Case Manager prior to the Member achieving the applicable Case Management Stop-Loss Threshold, as described below.

B.             For PARTICIPATING MEDICAL GROUPs with enrollment of *** or more Member Months for the calendar year, the Case Management Stop-Loss Threshold for an individual Member shall be *** of Non-Capitated Expenses.

For PARTICIPATING MEDICAL GROUPs with enrollment of less than *** Member Months, the Case Management Stop-Loss Threshold shall be *** of Non-Capitated Expenses.

C.             Authorized expenses for Member’s Non-Capitated Services, up to the Case Management Stop-Loss Threshold specified above will be accrued toward PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.  Additionally, *** of expenses between the applicable Case Management Stop-loss Threshold and *** incurred by an individual Member will be accrued toward PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.  Non-Capitated expenses greater than *** a for any individual Member will not be included in PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.

D.            The Case Management Stop-loss Thresholds described above will apply to Members whose treatment includes transplants (solid organ and bone marrow/stem cell), except in those cases where PARTICIPATING MEDICAL GROUP fails to notify BLUE CROSS, as described in Section 4.02F.  When PARTICIPATING MEDICAL GROUP fails to provide such notice, all of that Member’s Non-Capitated Expenses will be included in PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.

9.04                 Calculating PARTICIPATING MEDICAL GROUP PMPM Non-Capitated Expenses.

The Non-Capitated Expenses shall include actual expenses incurred by BLUE CROSS to provide Non-Capitated Services to Members, as authorized or referred by the PARTICIPATING MEDICAL GROUP.  Expenses above the Case Management Stop-Loss Threshold, as set forth in Section 9.03, and expenses incurred by Members or former Members covered under the Extension of Benefits provision of the Benefit Agreements are excluded from PARTICIPATING MEDICAL GROUP’s Non-Capitated Expenses for purposes of determining the Non-Capitated Performance Settlement.

BLUE CROSS shall accrue Non-Capitated Expenses by each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through one hundred and twenty (120) days (April 30) after year-end.  Beginning in year two (2) of this Agreement, any claims received after calculation of the final Non-Capitated Performance Settlement will be charged to the following year’s Non-Capitated Expenses.  Any Non-Capitated Services treatments that begin in one calendar year and extend into the next year shall accrue to the year the treatment began.  Notwithstanding the aforementioned, any claims for Non-Capitated Services or Shared Risk Services (as defined in the CALIFORNIACARE Medical Services Agreement in effect for years prior to 1997) paid after April 30, 1997 will be charged to the 1997 Non-Capitated Expense.

PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense is the quotient of PARTICIPATING MEDICAL GROUP’s Non-Capitated Expenses divided by PARTICIPATING MEDICAL GROUP’s calendar year Member Months.

BLUE CROSS shall provide PARTICIPATING MEDICAL GROUP with quarterly reports advising them of their Non-Capitated Expenses.  The Operations Manual describes the PARTICIPATING MEDICAL GROUP reports.

9.05                    Non-Capitated Performance Settlement Schedule.

Non-Capitated Performance Settlement Schedule shall mean a schedule that will be the basis for determining the Non-Capitated Performance Settlement.  This schedule presents BLUE CROSS’s prior year aggregate PMPM Non-Capitated Expenses adjusted by factors to account for medical inflation.  Exhibit F (incorporated by reference herein) sets forth the Non-Capitated Performance Settlement Schedule.

9.06                 Calculating the Non-Capitated Performance Settlement.

A.           PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense.

PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expenses is the quotient of PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses divided by the composite of PARTICIPATING MEDICAL GROUP’s Age/Sex, Plan, Stop-Loss and Region Factors.

The PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense is adjusted to account for the PARTICIPATING MEDICAL GROUP’s mix of Members and make the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses comparable to the Non-Capitated Performance Settlement Schedule, as set forth in Exhibit F.

B.             Non-Capitated Performance Settlement.

If the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense is equal to of greater than the Attachment Point, the PARTICIPATING MEDICAL GROUP will not receive a Non-Capitated Performance Settlement.  If the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense is less than the Attachment Point, the PARTICIPATING MEDICAL GROUP will receive a Non-Capitated Performance Settlement.

The PMPM Non-Capitated Performance Settlement is determined by allocating a portion of the difference between the Attachment Point and the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense.  The proportion of the difference allocated to the PMPM Non-Capitated Performance Settlement is according to the Non-Capitated Performance Settlement Schedule, set forth in Exhibit F.  The PMPM Non-Capitated Performance Settlement amount multiplied by the PARTICIPATING MEDICAL GROUP’s calendar year Member Months determines the total Non-Capitated Performance Settlement.

Within forty-five (45) working days after April 30, BLUE CROSS shall pay the Non-Capitated Performance Settlement if a Non-Capitated Performance Settlement amount is due to the PARTICIPATING MEDICAL GROUP.

Notwithstanding the above, in the event this Agreement is terminated, BLUE CROSS shall calculate the Non-Capitated Performance Settlement in accordance with this Article IX and Shall pay PARTICIPATING MEDICAL GROUP a preliminary Non-Capitated Performance Settlement equal to eighty percent (80%) of any amount due PARTICIPATING MEDICAL GROUP based upon this calculation.  Twelve (12) months following the calculation and payment of the preliminary Non-Capitated Performance Settlement, BLUE CROSS shall calculate a final Non-Capitated Performance Settlement in accordance with this Article IX and shall pay any amount due PARTICIPATING MEDICAL GROUP, less any amounts paid at the time of preliminary Non-Capitated Performance Settlement.  In the event monies paid PARTICIPATING MEDICAL GROUP at the time of the preliminary Non-Capitated Performance Settlement exceed the final Non-Capitated Performance Settlement, PARTICIPATING MEDICAL GROUP shall reimburse BLUE CROSS any amounts owed within forty-five (45) working days of notification from BLUE CROSS.

X.                                    OUTPATIENT PRESCRIPTION DRUG EXPENSE

10.01           Calculating PARTICIPATING MEDICAL GROUP PMPM Outpatient Prescription Drug Expenses (“PMPM OPDE”).

The Outpatient Prescription Drug Expense (“OPDE”) shall include expenses incurred by BLUE CROSS to provide covered outpatient prescription drugs to Members assigned to PARTICIPATING MEDICAL GROUP.

BLUE CROSS shall accrue OPDE for each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through one hundred and twenty (120) days after year-end Beginning in year two (2) of this Agreement, any claims received after calculation of the final Outpatient Prescription Drug Settlement will be charged to the following year’s OPDE.  Notwithstanding the aforementioned, any claims for outpatient prescription drug services incurred prior to 1997 but paid after the final Non-Capitated Performance Settlement calculation for 1996 and if applicable, for subsequent years, will be charged to the following year’s OPDE.

PARTICIPATING MEDICAL GROUP’s PMPM OPDE is the quotient of PARTICIPATING MEDICAL GROUP’s OPDE divided by the PARTICIPATING MEDICAL GROUP’s calendar year Member Months for Members with outpatient prescription drug benefits.

BLUE CROSS shall provide PARTICIPATING MEDICAL GROUP with quarterly reports advising them of their OPDE.  Report formats are described in the Operations Manual.

10.02           Outpatient Prescription Drug Settlement Schedule.

The Outpatient Prescription Drug Settlement Schedule set forth at Exhibit H (incorporated by reference herein) will be the basis for determining PARTICIPATING MEDICAL GROUP’s Outpatient Prescription Drug Settlement.

10.03           Calculating the Outpatient Prescription Drug Settlement.

If PARTICIPATING MEDICAL GROUP’s PMPM OPDE is less than the Outpatient Prescription Drug Expense Target, the PARTICIPATING MEDICAL GROUP will receive an Outpatient Prescription Drug Settlement.  If the PARTICIPATING MEDICAL GROUP’s PMPM Outpatient Prescription Drug Expense is equal to or greater than the Outpatient Prescription Drug Expense Target, the PARTICIPATING MEDICAL GROUP will not receive an Outpatient Prescription Drug Settlement.

A.           Outpatient Prescription Drug Settlement.

The PMPM Outpatient Prescription Drug Settlement is determined by allocating a portion of the difference between the OPDE Target, and the PARTICIPATING MEDICAL GROUP’s PMPM Outpatient Prescription Drug Expense.  The proportion of the difference allocated to the PMPM Outpatient Prescription Drug Settlement is determined in accordance with the Outpatient Prescription Drug Schedule, set forth in Exhibit H.

B.             Formulary Utilization Incentive.

If PARTICIPATING MEDICAL GROUP’s use of the BLUE CROSS Outpatient Prescription Drug Formulary (the “Formulary”) is equal to or greater than ninety-five percent (95%), as described in Exhibit H, and PARTICIPATING MEDICAL GROUP’s PMPM OPDE is less than the OPDE Target, an additional *** PMPM will be added to PARTICIPATING MEDICAL GROUP’s PMPM Outpatient Prescription Drug Settlement.

The amount of the Outpatient Prescription Drug Settlement and Formulary utilization incentive will be based on the applicable PMPM Settlement calculation under Exhibit H multiplied by PARTICIPATING MEDICAL GROUP’s Member Months for Members, with outpatient prescription drug benefits.  Within forty-five (45) working days after April 30, BLUE CROSS will pay any Outpatient Prescription Drug Settlement that is due PARTICIPATING MEDICAL GROUP for the previous year.

Notwithstanding the above, in the event this Agreement is terminated, BLUE CROSS shall calculate the Outpatient Prescription Drug Settlement in accordance with this Article X and shall pay PARTICIPATING MEDICAL GROUP a preliminary Outpatient Prescription Drug Settlement equal to eighty percent (80%) of any amount due PARTICIPATING MEDICAL GROUP based upon this calculation.  Twelve (12) months following the calculation and payment of the preliminary Outpatient Prescription Drug Settlement, BLUE CROSS Shall calculate a final

Outpatient Prescription Drug Settlement in accordance with this Article X and shall pay any amount due PARTICIPATING MEDICAL GROUP, less any amounts paid at the time of preliminary Outpatient Prescription Drug Settlement.  In the event monies paid PARTICIPATING MEDICAL GROUP at the time of the preliminary Outpatient Prescription Drug Settlement exceed the final Outpatient Prescription Drug Settlement, PARTICIPATING MEDICAL GROUP shall reimburse BLUE CROSS any amounts owed within forty-five (45) working days of notification from BLUE CROSS.

XI.                                QUALITY MANAGEMENT BONUS

Blue Cross will evaluate PARTICIPATING MEDICAL GROUP’s Quality Management Program and Member quality of care using a scorecard.  PARTICIPATING MEDICAL GROUP will be notified of the scorecard parameters and scoring methodology prior to the start of each year, as described in the Operations Manual.

PARTICIPATING MEDICAL GROUP must meet minimum eligibility criteria to receive a scorecard score and therefore to be eligible for a Quality Management Bonus.  These criteria include a minimum of 12,000 Member months for a calendar year and submission to BLUE CROSS of all necessary encounter data.

A Quality Management Bonus will be paid if PARTICIPATING MEDICAL GROUP’s performance on the scorecard is average or above average.  No Quality Management Bonus will be paid if PARTICIPATING MEDICAL GROUP’s scorecard performance is below average.  BLUE CROSS will notify PARTICIPATING MEDICAL GROUP of the scorecard results sixty (60) days following the end of the calendar year.

The Quality Management Bonus paid to PARTICIPATING MEDICAL GROUP, should a payment be due in accordance with the PMPM Quality Management Bonus Schedule shown in Exhibit I (incorporated by reference herein), will be made by the fifteenth of June following the end of the calendar year for which it is based.

XII.                            BILLING FOR HMO-USA AWAY FROM HOME CARE SERVICES

12.01           PARTICIPATING MEDICAL GROUP agrees to render or refer urgent care, Emergency services, follow-up care and routine services, as Host HMO to out-of-state members of HMO-USA participating plans, when such care is prearranged by BLUE CROSS.  Urgent care as it relates to the HMO-USA Away From Home Care Program means outpatient medical care which the Host HMO determines is required for an unexpected illness or injury that is not life threatening, but which cannot reasonably be postponed until the HMO-USA participating plan member returns to the service area of the member’s Home HMO.

All medical services rendered at PARTICIPATING MEDICAL GROUP or Satellite Facilities and all Referral Services rendered to members of HMO-USA participating plans, due to unavailability of the required services at PARTICIPATING MEDICAL GROUP, shall be paid by BLUE CROSS.  For services PARTICIPATING MEDICAL GROUP provides directly to members of HMO-USA participating plans, BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP at PARTICIPATING MEDICAL GROUP’s invoiced amount, not to exceed reimbursement in accordance with Exhibit E of this Agreement.  For Referral Services, PARTICIPATING MEDICAL GROUP may instruct providers of Referral Services to bill BLUE CROSS directly or, such providers may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall be reimbursed by BLUE CROSS.  In all cases, PARTICIPATING MEDICAL GROUP or provider of Referral Services shall note on the claim that services were rendered to a member of an HMO-USA participating plan.  Neither PARTICIPATING MEDICAL GROUP nor provider of Referral Services shall bill members of HMO-USA participating plans.

12.02           BLUE CROSS agrees to pay PARTICIPATING MEDICAL GROUP within forty-five (45) working days of receipt of a completed professional services claim form for authorized services rendered to members of HMO-USA participating plans.

XIII.                        TERM OF AGREEMENT, TERMINATION

13.01           This Agreement shall be in effect for a three (3) year period (the “Initial Term”) from the date noted on page 1.  Unless written notice of intent not to renew or of intent to modify this Agreement is provided at least one hundred twenty (120) days prior to completion of the Initial Term or any subsequent renewal period, this Agreement shall renew upon the same terms and conditions for consecutive one year periods each year thereafter

13.02           Should this Agreement be terminated pursuant to Section 13.01 above, PARTICIPATING MEDICAL GROUP agrees to continue to provide Capitation Services and to arrange Non-Capitated Services for all Members assigned to PARTICIPATING MEDICAL GROUP, including any Members who become eligible during the notice period set forth in Section 13.01 above; and to provide these services consistent with the terms and conditions of the applicable Benefit Agreements.  In such case, Capitation Services rendered to Members shall be compensated, at the applicable rates set forth in Exhibit E, until the annual anniversary dates of the Benefit Agreements of Members assigned to PARTICIPATING MEDICAL GROUP

In the event this Agreement is terminated, BLUE CROSS shall have the right, but not the obligation, to directly pay any bills for expenses for Referral Services rendered to Members assigned to PARTICIPATING MEDICAL GROUP which remain outstanding on the date of termination.  BLUE CROSS shall immediately be notified in writing of all such outstanding bills for Referral Services and BLUE CROSS shall have the right to set off the amount of such payments against any amount due PARTICIPATING MEDICAL GROUP for Capitation and Non-Capitated Services pursuant to Article IX, or any other payments due PARTICIPATING MEDICAL GROUP.

The right to set off such payments against any amounts due under this Agreement shall be in addition to any other rights BLUE CROSS may have under this Agreement, or in law or in equity.

13.03           Termination of this Agreement shall not affect any rights or obligations hereunder which shall have previously accrued, or shall thereafter arise, with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.

Without limiting the foregoing, if this Agreement is terminated, PARTICIPATING MEDICAL GROUP shall continue to provide and be compensated under the terms of this Agreement for Covered Medical Services provided to each Member who is under the care of PARTICIPATING MEDICAL GROUP at the time of that termination, until the services being rendered to that Member are completed or reasonable and medically appropriate provision is made for the assumption of such services by another contracting provider.

13.04           In the event of a material breach of this Agreement the party claiming the breach shall give written notice to the other, with registered or certified mail.  The notice shall specify the breach with as much detail as possible.  The party receiving the notice shall then have thirty (30) days to commence curing the breach.  If the breach is not cured to the satisfaction of the complaining party within sixty (60) days after the notice is received by the other party, this Agreement shall terminate at the end of the sixtieth (60th) day or, if the breach is by PARTICIPATING MEDICAL GROUP, BLUE CROSS may in the alternative freeze enrollment of PARTICIPATING MEDICAL GROUP and/or withhold *** of the Capitation until such breach is cured to BLUE CROSS’ satisfaction.

XIV.                        ARBITRATION DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

14.01           PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement.

14.02           Any problem or dispute arising under this Agreement and/or concerning the terms of this Agreement that is not satisfactorily resolved under Section 14.01 shall be arbitrated.  The arbitration shall be initiated by either party making a written demand for arbitration on the other party.  Arbitration shall be conducted by the American Arbitration Association (AAA) under the Commercial Rules of the AAA.  The arbitration shall also be subject to California Code of Civil Procedure, Title Nine, Section 1280, et. seq., unless otherwise mutually agreed.  The parties agree that the decision of the arbitrator shall be final and binding as to each of them, except to the extent that California or Federal law provide for the review of arbitration proceedings.  Issues as to whether malpractice was committed by a physician shall not be subject to Arbitration by the AAA unless otherwise agreed in writing by the parties and the AAA.

14.03           Arbitration Fee.  In all cases submitted to AAA, the parties agree to share equally the AAA administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator.  The administrative fee shall be advanced by the initiating party.

14.04           Enforcement of Award.  The parties agree that the arbitrator’s award may be enforced in any court having jurisdiction thereof by the filing of a petition to enforce said award.  Costs of filing may be recovered by the party that initiates the action to have an award enforced.

14.05           Alternative Dispute Settlement Techniques.  Should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques, such as mediation or fact-finding, a joint request for such services may be made to the AAA, or the parties may initiate such other procedures as they may mutually agree upon.

14.06           Limitation.  Nothing contained herein is intended to create, nor shall it be construed to create, any right of any Member to independently initiate the arbitration procedure established in this Article.  This limitation shall not prevent BLUE CROSS from initiating such procedures as the representative of its Members, or PARTICIPATING MEDICAL GROUP from initiating such procedures on behalf of Members for whom they have assumed responsibility for the provision of Capitation Services, and for arranging Non-Capitated Services provided that in any such case BLUE CROSS or PARTICIPATING MEDICAL GROUP, respectively, shall be considered the initiating party for the purposes of Section 14.03 hereof.

14.07           Each party hereto agrees to notify the other at the earliest reasonable time in the event of any dispute which may be arbitrated, and in the event either party becomes aware of facts or circumstances which indicate a reasonable possibility of litigation with any third person or entity, and which are relevant to any rights, obligations or other responsibilities under this Agreement.

XV.                            CALIFORNIACARE MEMBER GRIEVANCE SYSTEM

15.01           In the event a Member perceives a problem which the CALIFORNIACARE Coordinator is unable to satisfactorily resolve, the Member shall be advised to complete a Grievance Form and submit it to the CALIFORNIACARE Coordinator.  The grievance shall be reviewed and resolved if possible, by the PARTICIPATING MEDICAL GROUP’s Quality Management Committee.

15.02           PARTICIPATING MEDICAL GROUP shall maintain a log of all grievances heard by PARTICIPATING MEDICAL GROUP’s Quality Management Committee filed by Members who are assigned to PARTICIPATING MEDICAL GROUP and shall, on a quarterly basis, forward a copy of each grievance to the CALIFORNIACARE Quality Management Representative.

15.03           PARTICIPATING MEDICAL GROUP shall provide a written response to Member within fifteen (15) working days of receipt of grievance.  In the event a grievance cannot be resolved by the PARTICIPATING MEDICAL GROUP’s Quality Management Committee to the complaining Member’s satisfaction within fifteen (15) working days of receipt, the Member may appeal to BLUE CROSS using the procedures in the Member’s Benefit Agreement and in the Operations Manual.  In the event that the Member appeals to BLUE CROSS, PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with a response to the grievance and the pertinent medical records within ten (10) days from the date of such request by BLUE CROSS.

15.04           The Member shall be notified of the disposition of the complaint by BLUE CROSS within fifteen (15) working days of making the appeal.

XVI.                        MISCELLANEOUS PROVISIONS

16.01           Amendment.  This Agreement or any part or section of it may be amended at any time during the term of the Agreement by mutual written consent of duly authorized representatives of BLUE CROSS and PARTICIPATING MEDICAL GROUP.

16.02           Assignment.  BLUE CROSS and PARTICIPATING MEDICAL GROUP, pursuant to mutual written agreement, may assign rights and duties established under this Agreement, provided that no such assignment shall adversely affect the rights or duties of Members or be in conflict with the requirements of state or federal laws or regulations under which BLUE CROSS is licensed or regulated.

16.03           Marketing, Advertising and Publicity.  BLUE CROSS shall have the right to use the name of PARTICIPATING MEDICAL GROUP for purposes of informing Members and prospective Members of the identity of PARTICIPATING MEDICAL GROUP.

Except as provided above, BLUE CROSS and PARTICIPATING MEDICAL GROUP each reserve the right to control the use of their respective names and all symbols, trademarks or service marks presently existing, or later established.  In addition, except as provided above, neither BLUE CROSS nor PARTICIPATING MEDICAL GROUP shall use the other party’s name, symbols, trademarks or service marks in advertising or promotional materials, or otherwise, without the prior written consent of that party, and shall cease any such usage immediately upon written notice of the party, or on termination of this Agreement, whichever first occurs.

16.04           Sole Agreement.  This Agreement with its Exhibits and the Operations Manual, represents the entire agreement between the parties hereto and supersedes any and all prior or contemporaneous, written or oral agreements, representations or understandings.

16.05           Independent Contractors.  PARTICIPATING MEDICAL GROUP shall furnish care or other benefits to Members as an independent contractor, and BLUE CROSS shall not be liable for any claim or demand on account of damages arising out of, or in connection with, any injuries suffered by any Member while receiving care from, or care authorized by, PARTICIPATING MEDICAL GROUP or any of its Member Physicians.

16.06           Severability.  If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated as a result of such decision.

16.07           Notices.  Any notice which is required or permitted to be given pursuant to this Agreement shall be in writing and shall either be personally delivered, or sent by registered or certified mail, in the United States Postal Service, return receipt requested, postage prepaid, addressed to each party at its principal office or at the address provided in writing to the other.  Notices shall be effective when received.

16.08           Maximum Capacity.  The Maximum Capacity of PARTICIPATING MEDICAL GROUP during the term of this Agreement shall be unlimited Members.

16.09           Knox-Keene Act.  BLUE CROSS is subject to the requirements of the Knox-Keene Act and any provision required to be in this Agreement thereunder shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP, whether or not expressly provided in this Agreement.

16.10           Solicitation of Members.  The business relationship between BLUE CROSS and its Members, and BLUE CROSS and the employer groups with which it contracts, shall be deemed the property of BLUE CROSS.  Similarly, all lists of Members accepted by PARTICIPATING MEDICAL GROUP under the provisions of this Agreement and of the employer groups to which they belong, shall be deemed the property of BLUE CROSS.  During the term of this Agreement or any renewal thereof, and for a period of one (1) year from the date of termination, PARTICIPATING MEDICAL GROUP agrees and will require its PARTICIPATING MEDICAL GROUP Physicians and all other contracted Health Professionals to agree, that they will not, within the service area of BLUE CROSS; (1) interfere with BLUE CROSS’ contract and/or properly rights, (2) advise or counsel any Member or employer groups to disenroll from BLUE CROSS, (3) solicit such Member or employer group to become enrolled with any other health maintenance organization, preferred provider organization or any other similar hospitalization or medical payment plan or insurance company; or (4) disclose proprietary BLUE CROSS information.  This section shall not apply to general mailings unless the mailings specifically target BLUE CROSS Members and as long as the mailings do not violate the intent of this section.

16.11           Confidentiality.  PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to keep confidential, except as otherwise required by applicable law or this Agreement, the terms and conditions of this Agreement and any amendments thereto.  Violation of the above shall be deemed a material breach.

16.12           Waiver.  The waiver by either party of a failure to perform any covenant or condition set forth in this Agreement shall not act as a waiver of performance for a subsequent breach of the same or any other covenant or condition set forth in this Agreement.

16.13           Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of California.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP

Signature:	/s/ Ferial Bahremand	Signature.	/s/ Gregg DeNicola

Name:	Ferial Bahremand	Name:	Gregg DeNicola

Title:	Vice President	Title:	President
Network Development & Management

Date:	2/13/97	Date:	11/26/96

SENIOR CALIFORNIACARE

MEDICAL SERVICES AGREEMENT

TABLE OF CONTENTS

I.	Recitals

II.	Definitions

III.	Relationship Between CCHP and PARTICIPATING MEDICAL GROUP

IV.	PARTICIPATING MEDICAL GROUP Services and Responsibilities

V.	CCHP Services and Responsibilities

VI.	Eligibility Listing(s)

VII.	Compensation To PARTICIPATING MEDICAL GROUP

VIII.	Enrollment Protection

IX.	Non-Capitated Services

X.	Billing for HMO-USA Away from Home Care Services

XI.	Term of Agreement, Termination

XII.	Mutual Agreement - Amendment Procedure

XIII.	Arbitration of Disputes

XIV.	SENIOR CALIFORNIACARE Member Grievance System

XV.	Miscellaneous Provisions

EXHIBITS

Exhibit A	Covered Medical Services
Exhibit A(1)	Division of Financial Responsibilities
Exhibit B	Criteria for Satellites
Exhibit B(1)	Criteria for Urgent Care Centers
Exhibit C	Facilities
Exhibit D	SENIOR CALIFORNIACARE Hospitals
Exhibit E	Administrative Responsibilities of PARTICIPATING MEDICAL GROUP
Exhibit F	Criteria for PARTICIPATING MEDICAL GROUPs
Exhibit G	Ambulatory Services Encounters
Exhibit H	Capitation
Exhibit H(1)	Enrollment Protection
Exhibit I	Physician Fee Schedule
Exhibit J	Non-Capitated Performance Schedule
Exhibit K	Adjusted Factors for Non-Capitated Performance Settlement
Exhibit L	Quarterly Non-Capitated Expense Reports

EXHIBIT A

COVERED MEDICAL SERVICES

I.                                         Medical and Surgical Services

A.           Physician’s services at the:

(1)          Physician’s office; the Member shall pay any copayment directly to the physician for each such visit

(2)          Hospital or Skilled Nursing Facility

B.             Professional services of an anesthetist or anesthesiologist

C.             Diagnostic X-ray examinations

D.            Laboratory tests

E.              Radiation therapy in Physician’s office, including use of X-ray, radium, cobalt and other radioactive substances

F.              Professional services of other participating Health Professionals

G.             Professional services of a physician at the Member’s home when the Member is too ill or disabled to be seen during regular office hours.  The Member shall pay the amounts set forth in the Member’s Benefit Agreement to the physician for each such visit.

II.                                     Psychiatric Care Benefits

A.           Inpatient Visits

Physician’s hospital visits shall be limited as set forth in the Member’s Benefit Agreement during each calendar year and the Member shall pay the amounts set forth in the Members Benefit Agreement to the physician for each such visit.

B.             Outpatient Visits or Sessions

Outpatient care shall be provided for short-term evaluation of the Member’s condition when such care is ordered by the attending PARTICIPATING MEDICAL GROUP Physician.  Charges and limitations as set forth in the Members Benefit Agreement.  This care shall not include visits for psychoanalysis.

III.                                 Covered Preventive Care Benefits

The following services shall be provided when performed by, authorized by, or deemed appropriate by the Members Primary Care Physician.  The Member shall pay any copayment listed in the Member’s Benefit Agreement directly to the physician for each service performed.

A.           Well baby care through age 2 years, including immunizations.

B.             Scheduled physical examinations as set forth in the Member’s Benefit Agreement.

C.             Pediatric and adult immunizations.

D.            Eye examinations

E.              Infertility studies for Members aged 18 or over.

A-1

F.              Ear examinations.

G.             Health education services as follows:

(1)          Health education services and education in the appropriate use of health services and in the contribution each Member can make to the maintenance of his/or her own health.

(2)          Instruction in personal health care measures.

(3)          Information about services provided, including recommendations on generally accepted medical standards for use and frequency of such services.

H.            Services such as pre- and post-hospitalization planning; referral to services provided through community health and social welfare agencies and related family counseling for the physical, emotional and economic impact of illness and disability.

I.                 Allergy testing and administration of injections.

A-2

EXHIBIT A(1)

CALIFORNIACARE

DIVISION OF FINANCIAL RESPONSIBILITIES

List of Benefits / Services		Capitation	Non- Capitated

	ACUPUNCTURE	***	***

	AIDS	***	***

	Inpatient Facility Component	***	***

	Professional Component	***	***

	ALLERGY TESTING A TREATMENT	***	***

	Professional Component	***	***

	Serums	***	***

	AMBULANCE: Air or Ground	***	***

	In-Area	***	***

	Out-of-Area	***	***

	AMNIOCENTESIS	***	***

	Outpatient Facility Component	***	***

	Professional Component	***	***

	ANESTHETICS, Administration of ARTIFICIAL EYE	***	***

*	ARTIFICIAL INSEMINATION	***	***

	ARTIFICIAL LIMBS (Prosthetic Device)	***	***

	BIOFEEDBACK	***	***

	BLOOD AND BLOOD PRODUCTS	***	***

	From Blood Bank	***	***

	Autologous Blood Donation	***	***

*	CHEMICAL DEPENDENCY REHABILITATION	***	***

	Inpatient Facility component	***	***

	Inpatient Professional Component	***	***

	Outpatient Facility Component	***	***

	Outpatient Professional Component	***	***

*      As set forth in the applicable Benefit Agreement.

*** All references to the division of financial responsibility have been deleted.

A(1)-1

List of Benefits / Services		Capitation	Non- Capitated

	CHEMOTHERAPY DRUGS (intravenously administered)	***	***

	Professional Component	***	***

	Chemotherapy Drugs	***	***

	CHIROPRACTIC (Referred Service only)	***	***

	CIRCUMCISION	***	***

	COLOSTOMY SUPPLIES	***	***

	Inpatient Facility Component	***	***

	Outpatient Dispensing	***	***

	In Conjunction with Home Health	***	***

	DENTAL SERVICES (accidental injury to sound natural teeth and dental work necessary for the construction of non-dental structures)	***	***

	Inpatient Facility Component	***	***

	Professional Component	***	***

	DETOXIFICATION	***	***

	Inpatient Facility Component	***	***

	Professional Component	***	***

*	DURABLE MEDICAL EQUIPMENT (DME)	***	***

	EMERGENCY ADMISSIONS: In-Area	***	***

	Facility Component	***	***

	Professional Component	***	***

	EMERGENCY ADMISSIONS: Out-of-Area	***	***

	Facility Component	***	***

	Professional Component	***	***

	EMERGENCY ROOM: In-Area	***	***

	Facility Component	***	***

	Professional Component	***	***

*      As set forth in the applicable Benefit Agreement.

*** All references to the division of financial responsibility have been deleted.

A(1)-2

List of Benefits / Services		Capitation	Non- Capitated

	EMERGENCY ROOM: Out-of-Area	***	***

	Facility Component	***	***

	Professional Component	***	***

	EMPLOYMENT PHYSICAL EXAMS	***	***

	ENDOSCOPIC STUDIES	***	***

	Inpatient / Outpatient Facility Component	***	***

	Professional Component	***	***

	EXPERIMENTAL PROCEDURES	***	***

	FAMILY PLANNING SERVICES	***	***

	Inpatient Facility Component	***	***

	Outpatient Clinic or Non-Hospital Facility Component	***	***

	Professional Component	***	***

	FETAL MONITORING	***	***

	Inpatient Facility Component	***	***

	Professional Component	***	***

	GENETIC TESTING	***	***

	HEALTH EDUCATION	***	***

**	HEALTH EVALUATIONS / PHYSICALS (required by third party or outside agency)	***	***

*	HEARING AIDS	***	***

	HEARING SCREENING	***	***

	HEMODIALYSIS	***	***

	Inpatient / Outpatient Facility Component	***	***

	Professional Component	***	***

*                 As set forth in the applicable Benefit Agreement

**          Routine physical examinations or tests which do not directly treat an actual illness, injury or condition unless authorized by a Primary Care Physician, except in no event will any physical examination or test required by employment or government authority, or at the request of a third party such as a school, camp or sport affiliated organization be covered.

*** All references to the division of financial responsibility have been deleted.

A(1)-3

List of Benefits / Services		Capitation	Non- Capitated

	HEPATITIS B VACCINE / GAMMA GLOBULIN	***	***

	HOME HEALTH (Including medications)	***	***

	HOSPICE (in lieu of acute inpatient or SNF care)	***	***

	Inpatient Facility Component	***	***

	Professional Component	***	***

	HOSPITAL BASED PHYSICIANS	***	***

	Anesthesiology	***	***

	Audiology	***	***

	Cardiology	***	***

	Emergency Medicine	***	***

	General Surgery	***	***

	Neonatology	***	***

	Nephrology	***	***

	Neurology	***	***

	Neurosurgery	***	***

	Obstetrics / Gynecology	***	***

	Orthopedic Surgery	***	***

	Pathology	***	***

	Pediatrics	***	***

	Physical Medicine	***	***

	Pulmonary Medicine	***	***

	Radiology	***	***

	Radiation Oncology	***	***

	Urology	***	***

*	HOSPITALIZATION / INPATIENT SERVICES, SUPPLIES & TESTING	***	***

	In-Area	***	***

	Out-of-Area (Emergency)	***	***

*  As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibility have been deleted.

A(1)-4

List of Benefits / Services		Capitation	Non- Capitated

	IMMEDIATE CARE	***	***

	Facility Component	***	***

	Professional Component	***	***

	IMMUNIZATION SERUMS (pediatric)	***	***

	IMMUNIZATION SERUMS (Adult)	***	***

	INFANT APNEA MONITOR (DME) (in conjunction with or concurrent with authorized inpatient admission)	***	***

	OUTPATIENT INFANT APNEA MONITOR	***	***

*	INFERTILITY(Diagnosis / Treatment)	***	***

	*Inpatient Facility Component	***	***

	*Professional Component	***	***

	INFUSION THERAPY	***	***

	Inpatient / Outpatient Facility Component	***	***

	Professional Component	***	***

	Infused Substances	***	***

	INJECTABLE MEDICATIONS: Outpatient (excluding take-home insulin)	***	***

	LABORATORY SERVICES	***	***

	Inpatient Facility Component	***	***

	Outpatient Hospital Facility Component	***	***

	Outpatient Clinic or Non-Hospital Facility Component	***	***

	Professional Component	***	***

*	LITHOTRIPSY	***	***

	Inpatient / Outpatient Hospital Facility Component	***	***

	Professional Component	***	***

	MAMMOGRAPHY	***	***

	Technical Component	***	***

	Professional Component	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibility have been deleted.

A(1)-5

List of Benefits / Services		Capitation	Non- Capitated

	MENTAL HEALTH	***	***

	*Inpatient Facility Component	***	***

	*Inpatient Professional Component	***	***

	*Outpatient Professional Component	***	***

	NUTRITIONIST / DIETITIAN	***	***

	OBSTETRICAL SERVICES	***	***

	Inpatient Facility Component	***	***

	Inpatient Professional Component	***	***

	Outpatient Diagnostic Services	***	***

	OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES, DRESSINGS etc.	***	***

	ORGAN TRANSPLANTS (non-experimental)	***	***

	Inpatient Facility Component	***	***

	Professional Component	***	***

*	OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***

	Primary Care Physicians	***	***

	Specialty Physicians	***	***

	OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT FOR DIAGNOSTIC SERVICES & TREATMENTS These services include, but are not limited to the following:	***	***

	Angiograms	***	***

	CAT Scan	***	***

	2-D Echo	***	***

	EEG	***	***

	EKG (aka: ECG)	***	***

	EMG	***	***

	Holter Monitor	***	***

	MRI	***	***

	Treadmill	***	***

	Ultrasound	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibility have been deleted.

A(1)-6

List of Benefits / Services	Capitation	Non- Capitated

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***

Professional Component for:	***	***

Anesthesiology	***	***

Audiology	***	***

Cardiology	***	***

Emergency Medicine	***	***

General Surgery	***	***

Neonatology	***	***

Nephrology	***	***

Neurology	***	***

Obstetrics / Gynecology	***	***

Orthopedics	***	***

Pathology	***	***

Pediatrics	***	***

Physical Medicine	***	***

Pulmonary Medicine	***	***

Radiation Oncology	***	***

Radiology	***	***

Urology	***	***

OUTPATIENT SURGERY	***	***

Facility Component	***	***

Professional Component for:	***	***

Anesthesiology	***	***

Audiology	***	***

Cardiology	***	***

Emergency Medicine	***	***

Neonatology	***	***

Neurology	***	***

Nephrology	***	***

Orthopedics	***	***

Pathology	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibility have been deleted.

A(1)-7

List of Benefits / Services	Capitation	Non- Capitated

Pediatrics	***	***

Physical Medicine	***	***

Pulmonary Medicine	***	***

Radiation Oncology	***	***

Radiology	***	***

Urology	***	***

PEDIATRIC SERVICES (newborn)	***	***

PHYSICAL THERAPY	***	***

Inpatient Facility Component	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***

Inpatient / Outpatient Professional Component	***	***

PHYSICIAN VISITS	***	***

To Hospital	***	***

To Skilled Nursing Facility	***	***

To Patient Home	***	***

PHYSICIAN OFFICE VISITS	***	***

Consultations	***	***

Specialty Visits	***	***

PODIATRY SERVICES	***	***

PREADMISSION TESTING	***	***

Inpatient Facility Component	***	***

Outpatient Hospital Facility Component	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***

Inpatient / Outpatient Professional Component	***	***

PRE-EXISTING PREGNANCY	***	***

Inpatient Facility Component	***	***

Professional Component	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibility have been deleted.

A(1)-8

List of Benefits / Services	Capitation	Non- Capitated

PREGNANCY SERVICES	***	***

Inpatient Facility Component	***	***

Professional Component	***	***

PROSTHETIC DEVICES	***	***

RADIATION THERAPY	***	***

Inpatient Facility Component	***	***

Outpatient Hospital Facility Component	***	***

Outpatient Clinic Facility Component	***	***

Professional Component	***	***

RADIOLOGY SERVICES	***	***

Inpatient Facility Component	***	***

Outpatient Hospital Facility Component	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***

Professional Component	***	***

RECONSTRUCTIVE SURGERY	***	***

Inpatient Facility Component	***	***

Professional Component	***	***

REFRACTIONS	***	***

REHABILITATION SERVICES (Short Term: Physical Therapy, Occupational Therapy, Speech Therapy, Cardiac Therapy)	***	***

Inpatient Facility Component	***	***

Inpatient Professional Component	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***

Outpatient Professional Component	***	***

ROUTINE PHYSICAL EXAMINATIONS	***	***

SKILLED NURSING FACILITY (SNF)	***	***

SPECIALIST CONSULTATIONS	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibility have been deleted.

A(1)-9

List of Benefits / Services	Capitation	Non- Capitated

SURGICAL SUPPLIES	***	***

Inpatient Facility Component	***	***

Outpatient Facility Component	***	***

TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)	***	***

Dental Treatment	***	***

Professional Component (for the diagnosis and medically necessary correction)	***	***

Inpatient Facility Component	***	***

TRANSFUSIONS	***	***

From Blood Bank	***	***

Autologous Blood Donations	***	***

URGENT CARE: In-Area	***	***

Facility Component	***	***

Professional Component	***	***

URGENT CARE: Out-of-Area	***	***

Facility Component	***	***

Professional Component	***	***

VISION SCREENING	***	***

VISION CARE	***	***

Medically Necessary Care	***	***

Refraction	***	***

Lenses / Frames (covered by optional rider)	***	***

Contact lenses (fitting only)	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibility have been deleted.

A(1)-10

EXHIBIT H

OUTPATIENT PRESCRIPTION DRUG SETTLEMENT SCHEDULE

PMPM Outpatient Prescription Drug Expense Target:  $10.45 PMPM

PMPM Expense Range	Settlement Calculation

Greater than ***	$0.00

*** to ***	(*** PMPM OPDE) x 45%

*** to ***	(*** PMPM OPDE) x 50%

Less than ***	*** PMPM

If PARTICIPATING MEDICAL GROUP’s PMPM OPDE is less than the OPDE Target, an additional *** PMPM will be due to PARTICIPATING MEDICAL GROUP if PARTICIPATING MEDICAL GROUP’s Formulary utilization is equal to or greater than ***

Formulary Utilization:

Is the quotient of the number of prescriptions for Members with outpatient prescription drug benefits assigned to PARTICIPATING MEDICAL GROUP using drugs listed in the Blue Cross of California Outpatient Prescription Drug Formulary divided by the total number of prescriptions for Members with outpatient prescription drug benefits assigned to PARTICIPATING MEDICAL GROUP.

H-1

EXHIBIT I

QUALITY MANAGEMENT BONUS SCHEDULE

Quality Management Scorecard Rating	PMPM Quality Bonus Settlement

Below Average	***
Average	***
Above Average	***

Where:

“Average” is the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores plus or minus one standard deviation.

“Above Average” is a score that is greater than one standard deviation above the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores.

“Below Average” is a score that is less than one standard deviation below the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores.

I-1